UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive
Lisle, IL 60532

(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGE

... YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gge, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

October 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2013.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2013, the Fund generated a total return based on market price of 17.47% and a return of 11.26% based on NAV. As of October 31, 2013, the Fund’s market price of $19.13 represented a discount of 2.30% to NAV of $19.58. As of October 31, 2012, the Fund’s market price of $17.96 represented a discount of 6.99% to NAV of $19.31.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a quarterly dividend of $0.3125 in November 2012. The distribution was increased to $0.485 for the subsequent three quarterly dividends. The most recent dividend represents an annualized distribution rate of 10.14% based on the Fund’s closing market price of $19.13 as of October 31, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity market utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 22 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended October 31, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gge.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund

November 30, 2013

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 3

QUESTIONS & ANSWERS	October 31, 2013

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the one-year period ended October 31, 2013.

Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500 Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.

Currently GPIM seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds (“ETFs”). ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.

The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund ordinarily focuses its investments on securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

While the execution of this strategy is complex, involving sophisticated proprietary financial models, Guggenheim believes the value to investors is straightforward: seeking total return similar to the S&P 500 while targeting similar risk and more income.

What was the economic and market environment over the last 12 months?

For much of the 12-month period ended October 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. But concern over a U.S. government shutdown and the strength of the economic recovery increased volatility over the last months of the period, as did confusion over the expected tapering of quantitative easing (QE). Sharply higher interest rates caused fixed-income assets to sell off in the second quarter, but then rebound somewhat when rates began falling late in the third quarter. Stocks continued their positive response to QE by grinding higher over the course of the summer, with some indices setting new market highs during October.

The yield on the 10-year Treasury note rose to a two-year high of 3% by early September, over 100 basis points above May’s lows. On September 18, the Fed again surprised markets by announcing it would not begin tapering its asset purchases, and rates promptly headed lower. In refraining from tapering, the Fed made it clear that it does not currently see enough economic growth potential to remove extreme monetary accommodation. The Fed was concerned about the impact of higher rates on the economy (particularly housing) and also the looming budget battles in Washington.

Challenges facing the U.S. economy, such as low growth and persistent unemployment, are also helping to keep interest rates subdued. As rates fell after the Fed’s September meeting, mortgage activity began to stabilize. Housing is positioned to continue improving during the fourth quarter, although the evidence may not show up in the economic data until late 2013 or early 2014.

4 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	October 31, 2013

Overseas, the economic outlook for Europe is improving, and China’s apparent commitment to a 7.5% growth target is supporting Asian equities. European and emerging market equities (which are generally still at lower relative values than U.S. equities) are likely to benefit even more from the global liquidity environment and the expectation of continued monetary accommodation.

Minutes from the Federal Open Market Committee September meeting, which were released in October, indicated significant debate over taper timing. Given the data-dependent nature of the purchase program, some members believed employment weakness and low levels of inflation argued for continued QE. Others said they felt economic growth was sufficiently positive to taper, and believed that markets had been positioned for it. At period-end, there was little chance the Fed would make any move before Senate confirmation of its chairperson-nominee, Janet Yellen. Markets may become increasingly concerned about how slow the U.S. economy appears as 2013 winds down, but liquidity rules, continuing to drive performance of risk assets.

CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark used by the Fund for decomposing performance, returned 7.56% for the 12-month period ended October 31, 2013. The BXM shows the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

The Fund’s benchmark, the Standard & Poor’s 500® Index (“S&P 500”), returned 27.18% for the period. The Barclays U.S. Aggregate Bond Index returned -1.08%, while the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.09%. The MSCI World Index returned 25.77%, while the MSCI Emerging Markets Index returned 6.53%.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2013, the Fund generated a total return based on market price of 17.47% and a total return of 11.26% based on NAV. As of October 31, 2013, the Fund’s market price of $19.13 represented a discount of 2.30% to NAV of $19.58. As of October 31, 2012, the Fund’s market price of $17.96 represented a discount of 6.99% to NAV of $19.31.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund.

The Fund’s price performance reflects a decrease in its discount to NAV, narrowing from -6.99% a year ago to -2.30% as of October 31, 2013. Another factor in the price performance was the attractive distribution rate, 10.14%, as of October 31, 2013, compared with the roughly 2% yield of the S&P 500. The Fund’s return for the period trailed the S&P 500. However, the Fund had lower risk as reflected in its standard deviation of 10.9%, compared with 12% for the S&P 500 Index.

The market environment for the period was characterized by generally low implied volatility and a strongly rising market. The VIX, a proxy for implied volatility, averaged about 12 for the period, compared with a historical level of closer to 20. This scenario was challenging for the Fund, for two reasons. First, the Fund caps its upside by selling calls. Secondly, low implied volatility reduces options premiums, restraining a source of potential alpha for the Fund.

The rise in the S&P 500 included some periods of extreme volatility, for instance, a drop of more than 6% in the November options expiry month and then a retracement in December. These realized moves did not result in higher option implied volatility, which GPIM attributes to the massive liquidity created by the U.S. Federal Reserve’s accommodative monetary policy.

What were the Fund’s distributions?

The Fund paid a quarterly dividend of $0.3125 in November 2012. The distribution was increased to $0.485 for the subsequent three quarterly dividends. The most recent dividend represents an annualized distribution rate of 10.14% based on the Fund’s closing market price of $19.13 as of October 31, 2013.

What were the major investment decisions that affected the Fund’s performance?

The use of leverage was the major positive contributor to performance as the market moved higher over the period. Call strike decisions were also positive as higher strike allowed the portfolio to participate in market rallies. Underlying security selection was neutral to performance as market correlation was lower over the period leading to greater disconnects in underlying security performance.

The Fund employs financial leverage through the use of a bank line of credit, generally maintaining leverage between 20% and 30% of the Fund’s total assets, consistent with the Fund’s risk profile. As of October 31, 2013, the Fund’s outstanding leverage was approximately 25% of the Fund’s assets, and averaged about 25% for the entire period.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	October 31, 2013

Use of leverage in the strategy is part of a strategy rule set, with leverage increasing as the opportunity to sell volatility at a premium to fair value causes the strategy to sell closer-to-the-money options, and leverage decreasing as the volatility opportunity is reduced. This means that, when volatility is low, the Fund limits the potential for leverage to hurt the portfolio if the market has a significant drop. However, the lower leverage also means the Fund misses some of the positive impact leverage can deliver if the underlying market moves higher.

Another factor contributing to the Fund’s performance over the period was the drop in correlation among equity markets over the past few months. The portfolio tends to be composed of a more broad set of U.S. equity index exposures, with some smaller sector exposures. When correlations are low, indices and sectors tend to perform less similarly. If calls are sold against indices doing well, portfolio performance is capped on the upside. If calls are sold against indices doing poorly, the Fund loses on its underlying positions. The potential for dispersion among equity indices is minimized when index correlations are high.

Do you have any other comments about the Fund?

The Fund may underperform sharply rising equity markets, particularly where implied volatility levels are low. However, the Fund can be expected to outperform flat and down markets, as the sale of option premiums buffers Fund returns. The Fund focuses on delivering on its distribution goals and delivering equity performance over full market cycles to investors.

Were there any changes to the Fund’s investment guidelines during the period?

The Commodity Futures Trading Commission (“CFTC”) recently amended its Rule 4.5, which excludes investment advisers from registration as commodity pool operators provided certain requirements are met. In order to permit investment advisers to continue to claim an exclusion under the amended rule, beginning on January 1, 2013, funds must limit trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps did not exceed 5% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps did not exceed 100% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and its investment advisers do not believe that complying with the amended rule limits the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/gge for a detailed discussion of the Fund’s risks and considerations.

6 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2013

Fund Statistics
Share Price		$19.13
Common Share Net Asset Value		$19.58
Premium/(Discount) to NAV		-2.30%
Net Assets ($000)		$97,772

Total Returns
(Inception 1/27/04)	Market	NAV
One Year	17.47%	11.26%
Three Year - average annual	16.97%	12.19%
Five Year - average annual	12.43%	5.92%
Since Inception - average annual	-9.66%	-9.74%

		% of Long-Term
Long-Term Holdings		Investments
SPDR S&P 500 ETF Trust		45.1%
SPDR S&P MidCap 400 ETF Trust		14.9%
iShares Russell 2000 ETF		14.2%
Technology Select Sector SPDR Fund		10.2%
SPDR Dow Jones Industrial Average ETF Trust		10.0%
Industrial Select Sector SPDR Fund		2.5%
Energy Select Sector SPDR Fund		2.5%
PowerShares QQQ Trust Series 1		0.6%

Fund Breakdown		Assets
Long-Term Investments		133.5%
Short-Term Investment		1.2%
Total Investments		134.7%
Liabilities in excess of Other Assets		-0.3%
Total Value of Options Written		-1.7%
Borrowings		-32.7%
Total Net Assets		100.0%
Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund.All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS	October 31, 2013

Number
of Shares	Description			Value
	Long-Term Investments – 133.5%
	Exchange Traded Funds – 133.5%
37,500	Energy Select Sector SPDR Fund(a)			$3,239,625
68,300	Industrial Select Sector SPDR Fund(a)			3,320,746
169,600	iShares Russell 2000 ETF(a)			18,525,408
9,600	PowerShares QQQ Trust Series 1(a)			794,784
84,000	SPDR Dow Jones Industrial Average ETF Trust(a)			13,044,360
334,900	SPDR S&P 500 ETF Trust(a)			58,851,977
83,100	SPDR S&P MidCap 400 ETF Trust(a)			19,488,612
394,400	Technology Select Sector SPDR Fund(a)			13,271,560
	(Cost $129,194,258)			130,537,072
	Short-Term Investments – 1.2%
	Money Market Fund – 1.2%
1,166,689	Dreyfus Treasury Prime Cash Management Institutional Share
	(Cost $1,166,689)			1,166,689
	Total Investments – 134.7%
	(Cost $130,360,947)			131,703,761
	Liabilities in excess of Other Assets – (0.3%)			(237,117)
	Total Value of Options Written – (1.7%) (Premiums received $1,448,431)			(1,694,452)
	Borrowings – (32.7% of Net Assets or 24.3% of Total Investments)			(32,000,000)
	Net Assets – 100.0%			$97,772,192
Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written (b)	Month	Price	Value
375	Energy Select Sector SPDR Fund	November 2013	$87.00	$(25,875)
683	Industrial Select Sector SPDR Fund	November 2013	47.00	(119,525)
1,696	iShares Russell 2000 ETF	November 2013	108.00	(370,576)
96	PowerShares QQQ Trust Series 1	November 2013	81.00	(20,832)
840	SPDR Dow Jones Industrial Average ETF Trust	November 2013	156.00	(84,420)
3,349	SPDR S&P 500 ETF Trust	November 2013	175.00	(728,408)
831	SPDR S&P MidCap 400 ETF Trust	November 2013	240.00	(33,240)
3,944	Technology Select Sector SPDR Fund	November 2013	33.00	(311,576)
	Total Value of Call Options Written
	(Premiums received $1,448,431)			$(1,694,452)

S&P - Standard & Poor’s
(a) All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.
(b) Non-income producing security.

Country Breakdown	% of Long-Term Investments
United States	100%

See notes to financial statements.
8 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2013

Assets
Investments in securities, at value (cost $130,360,947)	$131,703,761
Dividends receivable	32,354
Other assets	27,065
Total assets	131,763,180
Liabilities
Borrowings	32,000,000
Options written, at value (premiums received of $1,448,431)	1,694,452
Advisory fee payable	93,180
Interest due on borrowings	11,600
Administrative fee payable	2,704
Accrued expenses	189,052
Total liabilities	33,990,988
Net Assets	$97,772,192
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	754,386,452
Accumulated net unrealized appreciation on investments and options	1,096,793
Accumulated net realized loss on investments, currency transactions and options	(657,171,885)
Accumulated net investment loss	(589,108)
Net Assets	$97,772,192
Net Asset Value (based on 4,993,991 common shares outstanding)	$19.58

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 9

STATEMENT OF OPERATIONS For the year ended October 31, 2013	October 31, 2013

Investment Income
Dividends (net of foreign withholding taxes of $36)	$949,901
Total income		$949,901
Expenses
Advisory fee	1,083,439
Interest expense	305,441
Professional fees	108,021
Trustees’ fees and expenses	68,922
Printing expenses	39,645
Fund accounting	38,689
Administrative fee	35,052
NYSE listing fee	23,750
Insurance expense	21,753
Custodian fee	19,358
Transfer agent fee	18,469
Miscellaneous	1,780
Total expenses		1,764,319
Advisory fees waived		(63,732)
Net expenses		1,700,587
Net investment loss		(750,686)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		15,148,048
Options		(11,901,949)
Change in net unrealized appreciation (depreciation) on:
Investments		8,574,757
Options		(924,816)
Net gain on investments and options		10,896,040
Net Increase in Net Assets Resulting from Operations		$10,145,354

See notes to financial statements.
10 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	October 31, 2013

	For the	For the
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Increase in Net Assets
Resulting from Operations
Net investment (loss)	$(750,686)	$(732,629)
Net realized gain on investments and options	3,246,099	17,849,770
Net change in unrealized appreciation (depreciation) on investments and options	7,649,941	(4,750,837)
Net increase in net assets resulting from operations	10,145,354	12,366,304
Distributions
From and in excess of net investment income	(4,345,053)	(6,242,489)
Return of capital	(4,481,826)	—
Total distributions to common shareholders	(8,826,879)	(6,242,489)
Total increase in net assets	1,318,475	6,123,815
Net Assets
Beginning of period	96,453,717	90,329,902
End of period (including undistributed net investment (loss) income of ($589,108)
and $246,650, respectively)	$97,772,192	$96,453,717

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 11

STATEMENT OF CASH FLOWS For the year ended October 31, 2013	October 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations		$10,145,354
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments		(8,574,757)
Net change in unrealized depreciation on options		924,816
Net realized gain on investments		(15,148,048)
Net realized loss on options		11,901,949
Purchase of long-term investments		(821,536,910)
Proceeds from sale of long-term investments		845,519,582
Premiums received on call options written		19,684,763
Cost of written options closed		(26,254,622)
Corporate actions and other payments		275,813
Net purchases of short-term investments		(99,617)
Increase in dividends receivable		(32,354)
Decrease in other assets		2,394
Increase in advisory fee payable		311
Decrease in interest due on borrowings		(24,516)
Increase in administrative fee payable		10
Increase in accrued expenses		42,711
Net Cash Provided by Operating and Investing Activities		16,826,879
Cash Flows From Financing Activities:
Distributions paid		(8,826,879)
Proceeds from borrowings		111,000,000
Payments made on borrowings		(119,000,000)
Net Cash Used in Financing Activities		(16,826,879)
Net change in cash		(—)
Cash at Beginning of Period		—
Cash at End of Period	$	(—)
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest		$329,957
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year:		$4,911,026

See notes to financial statements.
12 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2013

Per share operating
performance for a
common share	For the	For the	For the		For the	For the
outstanding throughout	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
the period*	October 31, 2013	October 31, 2012	October 31, 2011		October 31, 2010	October 31, 2009
Net asset value, beginning of period	$19.31	$18.09	$16.92		$14.86	$19.65
Income from investment operations
Net investment income (loss) (a)	(0.15)	(0.15)	0.23		0.49	0.90
Net realized and unrealized gain (loss) on investments,
futures, options and swap transactions	2.19	2.62	1.65		2.15	(4.83)
Distributions to Preferred Shareholders
From net investment income and return of capital
(common share equivalent basis)	–	–	–		(0.02)	(0.21)
Total from investment operations	2.04	2.47	1.88		2.62	(4.14)
Distributions to Common Shareholders
From and in excess of net investment income	(0.87)	(1.25)	(0.27)		(0.56)	(0.65	)(e)
Return of capital	(0.90)	–	(0.44)		–	–
Total distributions to Common Shareholders	(1.77)	(1.25)	(0.71)		(0.56)	(0.65)
Net asset value, end of period	$19.58	$19.31	$18.09		$16.92	$14.86
Market value, end of period	$19.13	$17.96	$15.45		$14.86	$14.25
Total investment return (b)
Net asset value	11.26%	13.99%	11.34%		18.01%	(19.99)%
Market value	17.47%	25.22%	8.79%		8.45%	3.50%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of
period (thousands)	$97,772	$96,454	$90,330		$84,493	$134,883
Preferred Shares, at liquidation value ($25,000 per share
liquidation preference) (thousands)	$–	$–	$–		$–	$30,000
Preferred Shares asset coverage per share	$–	$–	$–		$–	$137,402
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.46%	1.55%	1.90%		2.18%	2.66%
Interest expense	0.32%	0.34%	0.33%		0.50%	0.11%
Total net expense	1.78%	1.89%	2.23%		2.68%	2.77%
Fee waiver	0.07%	0.07%	0.09%		0.11%	0.09%
Total gross expense (c)	1.85%	1.96%	2.32%		2.79%	2.86%
Net investment income (loss), after fee waiver and effect of
dividends to preferred shares	-0.79%	-0.77%	1.30%		3.04%	5.38%
Portfolio turnover	651%	645%	267	%(f)	26%	172	%(f)
Senior indebtedness
Total borrowings outstanding (in thousands)	$32,000	$40,000	$26,000		$33,000	$30,000
Asset coverage per $1,000 of indebtedness (d)	$4,055	$3,411	$4,474		$3,560	$6,496

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”)  or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.21% for the year ended October 31, 2013, 0.26% for the year ended October 31, 2012, 0.14% for the year ended October 31, 2011 and 0.00% for the years ended October 31, 2010 and October 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009 financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS	October 31, 2013

Note 1 – Organization:

Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC. Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities, including exchange traded funds, at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Fund (“Board of Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; nonmarket based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The fair value estimate for the Level 3 security in the Fund was determined in accordance with the Fund’s valuation procedures described above. The Fund did not have any Level 3 securities as of October 31, 2013.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

14 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2013.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Exchange Traded
Funds	$ 130,537	$ –	$ –	$ 130,537
Money Market Fund	1,167	–	–	1,167
Total	$ 131,704	$ –	$ –	$ 131,704
Liabilities:
Call options written	$ 1,694	$ –	$ –	$ 1,694
Total	$ 1,694	$ –	$ –	$ 1,694

There were no transfers between levels during the year ended October 31, 2013.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended October 31, 2013.

Level 3 holdings (value in $000s)	Securities
Beginning Balance at October 31, 2012	$ 33
Total Realized Gain/Loss	(3,220)
Change in Unrealized Gain/Loss	3,435
Return of Capital	(8)
Net Purchases and Sales	(240)
Ending Balance at October 30, 2013	$ –

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions

The Fund declares and pays quarterly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the year ended October 31, 2013.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Prior to May 14, 2013, under a separate Fund Administration Agreement, (the “Administration Agreement”) the Adviser provided fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC. There is no impact to the Fund as a result of this change.

For the year ended October 31, 2013, the Fund recognized expenses of approximately $35,052 for these services.

For the purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and previously acted as the Fund’s accounting agent. On May 14, 2013, the Board of Trustees approved RFS to replace BNY as the Fund’s accounting agent effective November 1, 2013. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the Adviser.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of October 31, 2013 is as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation	Depreciation
for Tax	Unrealized	Unrealized	on	on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$130,562,156	$1,579,984	$(438,379)	$1,141,605	$(246,021)

Unrealized		Accumulated
Appreciation/	Late year	Capital and
Depreciation	loss deferral	other Losses
$1,096,792	$(589,108)	$(657,171,884)

The differences between book and tax basis unrealized appreciation(depreciation) is attributable to the tax deferral of losses on wash sales, straddle deferrals and partnership book tax deferral.

At October 31, 2013, the following reclassifications was made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of distributions to shareholders. Net assets were not affected by these changes.

		Accumulated
		Undistributed
Additional	Accumulated Net	Net Investment
paid-in capital	Realized Loss	Loss
$(4,501,055)	$241,074	$4,259,981

As of October 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $656,970,675 available to offset possible future capital gains.

As of October 31, 2013, for federal income tax purposes, the Fund anticipates utilizing $4,501,055 of CLCF. Of the CLCF, $208,128,225 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For the years ended October 31, 2013 and 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2013	2012
Ordinary income – common shares	$4,345,053*	$6,242,489*
Return of capital – common shares	4,481,826	–
	$8,826,879	$6,242,489
* Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

16 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $821,536,910 and $845,519,582, respectively.

Note 6 – Derivatives:

The Fund employs an options strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund’s options strategy follows a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the year ended October 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	15,276	$ 1,027,367
Options written during the period	175,054	19,684,763
Options expired during the period	(32,970)	(2,016,207)
Options closed during the period	(105,374)	(12,336,466)
Options assigned during the period	(40,172)	(4,911,026)
Options outstanding, end of period	11,814	1,448,431

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at October 31, 2013:

Statement of Assets & Liabilities Presentation of Fair Values of Derivatives ($000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk			Options
written,
	–	–	at value	$1,694
Total		–		$1,694

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2013:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of	Change in Net Unrealized
	Net Realized Gain/(Loss)	Appreciation/ (Depreciation)
	on Derivatives	on Derivatives
	Options	Options	Total
Equity risk	$(11,902)	$(925)	$(12,827)
Total	$(11,902)	$(925)	$(12,827)

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the year ended October 31, 2013 or the year ended October 31, 2012.

Note 8 – Borrowings:

The Fund entered into a $45,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of October 31, 2013 there was $32,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the year ended October 31, 2013 was $31,878,082 with a related average interest rate of 0.95%. The maximum amount outstanding during the period was $45,000,000.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2013

Note 10 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 1, 2013, the Board of Trustees declared a quarterly dividend of $0.4850 per common share. The dividend was payable on November 29, 2013, to shareholders of record on November 15, 2013.

18 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2013

The Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Strategy Fund (the Fund), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Strategy Fund at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 23, 2013

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 19

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2013

Federal Income Tax Information

The Fund recognized qualified dividend income of $847,181 during the fiscal year ended October 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $885,216 of investment income qualifies for the dividends-received deduction.

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2013. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Donald C. Cacciapaglia	3,922,636	76,336	60,183
Robert B. Karn III	3,923,673	73,990	61,492
Ronald E. Toupin, Jr.	3,926,724	70,318	62,113

The other Trustees of the Fund whose terms did not expire in 2013 are Randall C. Barnes, Roman Friedrich III, and Ronald A. Nyberg.

Trustees

The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*,			Number of
Year of	Term of		Portfolios in
Birth and	Office**		the Fund
Position(s)	and Length		Complex***
Held with	of Time	Principal Occupations during the Past Five	Overseen	Other Directorships
Registrant	Served	Years and Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President	52	None
Year of Birth: 1951		& Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development of PepsiCo., Inc.
(1987-1990).
Roman Friedrich III	Since 2004	Founder and President of Roman Friedrich & Company,	48	Director of Mercator Minerals
Year of Birth: 1946		a US and Canadian-based business, which provides investment		Ltd. (September 2013-present),
Trustee		banking to the mining industry (1998-present). Formerly, Senior		First Americas Gold Corp. (2012-
		Managing Director of MLV & Co., LLC, an investment bank and		present) and Zincore Metals, Inc.
		institutional broker-dealer specializing in capital intensive		(2009-present). Previously, Director
		industries such as energy, metals and mining (2010-2011).		of Blue Sky Uranium Corp.
(formerly, Windstorm Resources
Inc.) (2011-2012); Axiom Gold and
Silver Corp. (2011-2012), Stratagold
Corp. (2003-2009); Gateway Gold
Corp. (2004-2008) and GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997)	48	Director of Peabody Energy
Year of Birth: 1942		and Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003-present) and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in	54	None.
Year of Birth: 1953		corporate law, estate planning and business transactions
Trustee		(2000-present). Formerly, Executive Vice President, General
Counsel and Corporate Secretary of Van Kampen Investments
(1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President,	51	Trustee, Bennett Group
Year of Birth: 1958		Manager and Portfolio Manager of Nuveen Asset Management		of Funds (2011-September 2013).
Trustee		(1998-1999), Vice President of Nuveen Investment Advisory Corp.
(1992-1999), Vice President and Manager of Nuveen Unit
Investment Trusts (1991-1999), and Assistant Vice President and
Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

20 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2013

Name, Address*,			Number of
Year of	Term of		Portfolios in
Birth and	Office**		the Fund
Position(s)	and Length		Complex***
Held with	of Time	Principal Occupations during the Past Five	Overseen	Other Directorships
Registrant	Served	Years and Other Affiliations	by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	211	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present);		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Chief Executive Officer (2012-present) and President (2010-present),		and Rydex Variable Trust (2012-
Executive Officer		Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment		present); Independent Board
		Advisors, LLC; Chief Executive Officer of certain funds in the Fund Complex		Member, Equitrust Life Insurance
		(2012-present); President and Director of SBL Fund, Security Equity Fund,		Company, Guggenheim Life and
		Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap		Annuity Company, and Paragon Life
		Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic		Insurance Company of Indiana.
		Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust ,		(2011-present).
(2012-present); Formerly, Chairman and CEO of Channel Capital Group Inc.
and Channel Capital Group LLC. (2002-2010).
* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of the shareholders.

- Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

- Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of the shareholders.

*** As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and/or its affiliates.

† Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Principal Executive Officers

The Principal Executive Officers of the Guggenheim Enhanced Equity Strategy Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth and	Office**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and
with Registrant	of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President,
Chief Legal Officer		Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds,
and Rydex Variable Trust (2008-present). Officer of certain funds in the Fund Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer,
Year of Birth: 1955		Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van
Chief Financial Officer,		Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief
Chief Accounting Officer,		Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of Birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value
Chief Compliance Officer		Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-
2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors,
Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President
(2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and
Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of
certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2008	Director, Associate General Counsel of Guggenheim Partners, LLC (2007-present). Secretary of certain funds in the
Year of birth: 1978		Fund Complex.
Secretary

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective February 12, 2013.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 21

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559.

22 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL (Unaudited)	October 31, 2013

Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Investment Advisory Agreement and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser:
With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 23

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL (Unaudited) continued	October 31, 2013

which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year, three-year and five-year periods ended December 31, 2012. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that, among other things, under normal market conditions, are less than 80% covered with options, are less than 80% domestic, primarily write options on individual equities or are sector-oriented. Consequently, the peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a similar covered call strategy. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered management’s discussion of the challenges of developing a relevant peer group for the Fund, in that the enhanced equity strategy implemented by GPIM for the Fund is not similarly replicated by any other non-Guggenheim managed closed-end fund.

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking to provide a high level of current income, with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Committee noted that although the Fund’s expense ratio was above the median expense ratio of the peer group of funds, none of the other unaffiliated funds within the peer group of funds employ leverage. In addition, the Committee noted the Fund’s relatively small size as compared to the peer group of funds and the impact of the size differential on the expense ratio related to fixed expenses. Finally, the Committee observed that the Fund’s net advisory fee (applicable to managed assets) was below the median advisory fee of the peer group of funds and also reflected the Adviser’s agreement to waive five basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund.

24 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL (Unaudited) continued	October 31, 2013

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue and that its affiliate receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The Committee further noted that due to the Fund’s closed-end structure, new shares are not continuously offered. As a result, the Committee concluded that breakpoints were not warranted at this time.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser:
With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the balance sheet and income statement of the Sub-Adviser.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and the Fund’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that although the Fund’s return on a NAV basis underperformed the average return of the peer group of funds for the one-year and five-year periods ended December 31, 2012, it exceeded the average peer group return for the three-year period ended December 31, 2012. The Committee also observed that the Fund’s return on a market price basis exceeded the return of the peer group average for the three-year period ended December 31, 2012 and underperformed the peer group average for the one-year and five-year periods ended December 31, 2012. The Committee also took into account management’s explanation that the Fund’s strategy was hampered in 2012 by a market environment which generated two significant corrections, a 9.6% decline in the spring and a 7.3% decline in the fall, but wherein implied volatility generally was below historic averages, providing less of a cushion for these corrections. Also, the Committee considered, as noted, that the other funds in the peer group of funds do not employ leverage and thus, during the spring and fall market declines the Fund’s leverage caused it to experience a greater decline than the peer group’s decline. In this connection, the Committee noted management’s belief that leverage may enable the Fund to outperform the peer group of funds during market advances, creating the potential for long-term outperformance. In addition, the Committee took into account that for 2012 the Fund’s 6.37% return exceeded the CBOE BuyWrite Index gain of 5.20% while lagging the S&P 500’s 16.00% return.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

In light of all of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2012. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted that the Fund’s sub-advisory fee is consistent with the Sub-Adviser’s standard client pricing for equity investing.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 25

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL (Unaudited) continued	October 31, 2013

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

26 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

FUND INFORMATION	October 31, 2013

Board of Trustees	Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment	New York Mellon
Donald C. Cacciapaglia*		Advisors, LLC	New York, New York
	Amy J. Lee	Lisle, Illinois
Roman Friedrich III	Chief Legal Officer		Legal Counsel
		Investment Sub-Adviser	Skadden, Arps, Slate,
Robert B. Karn III	John L. Sullivan	Guggenheim Partners	Meagher & Flom LLP
	Chief Financial Officer,	Investment	New York, New York
Ronald A. Nyberg	Chief Accounting Officer	Management, LLC
	and Treasurer	Santa Monica, California	Independent Registered
Ronald E. Toupin, Jr.,			Public Accounting Firm
Chairperson	Joanna M. Catalucci	Accounting Agent	Ernst & Young LLP
	Chief Compliance Officer	and Administrator	Chicago, Illinois
* Trustee is an “interested		Rydex Fund
person” (as defined in	Mark E. Mathiasen	Services, LLC
section 2(a)(19) of the	Secretary	Rockville, Maryland
1940 Act) (“Interested
Trustee”) of the Fund
because of his position as
the President and CEO of
the Investment Adviser
and Administrator.

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 27

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(12/13)		CEF-GGE-AR-1013
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (GAAP) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,350 and $23,000 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,500 and $4,250 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2013, and October 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.  Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $4,250 and $5,000 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC. GPIM's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As investment sub-adviser for the registrant, GPIM is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Management teams.  The team members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The Portfolio Managers, in consultation with the CIO, provide direction for overall investment strategy.  They perform several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; security selection: performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of October 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd	2011	Guggenheim Partners Investment Management, LLC: Chief Investment Officer – 06/06–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 4/07–Present.
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2011	Guggenheim Partners Investment Management, LLC: Managing Director, Portfolio Manager– 12/08 –Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director, 12/05 – Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of October 31, 2013:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	31	$7,183,296,693	0	$0
Other pooled investment vehicles	7	$3,109,641,901	3	$2,969,763,272
Other accounts	23	$71,937,309,323	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$4,839,850,360	0	$0
Other pooled investment vehicles	2	$2,959,364,650	2	$2,959,364,650
Other accounts	34	$87,758,971,728	1	$511,191,798

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	14	$3.002.234,918	0	$0
Other pooled investment vehicles	9	$136,915,637	1	$11,334,401
Other accounts	3	$384,552,279	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$2,903,166,730	0	$0
Other pooled investment vehicles	6	$291,575,907	1	$10,398,622
Other accounts	1	$3,406,647	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$1,145,697,160	0	$0
Other pooled investment vehicles	2	$50,707,674	0	$0
Other accounts	1	$3,406,647	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,001 - $500,000
Anne Walsh	$50,001 - $100,000
Farhan Sharaff	None
Jayson Flowers	None
Jamal Pesaran	None

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:        /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    January 8, 2014

By:        /s/ John L. Sullivan

Name:  John L. Sullivan

Title:    Treasurer and Chief Financial Officer

Date:    January 8, 2014